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                        Prudential Municipal Series Fund
                         Supplement dated March 5, 1999

    The following replaces the fifth paragraph under "How the Fund is Managed--Manager"

    The Subadviser's fixed income group is organized by teams that specialize by sector. The Fixed Income Investment Policy Committee, which is comprised of senior investment staff from each sector team, provides guidance to the teams regarding duration risk, asset allocations and general risk parameters. The portfolio manager contributes bottom-up securities selection within those guidelines and is responsible for the day-to-day management of the Series.

    The following is added after the foregoing paragraph for the respective Series identified below:

Florida Series

    James M. Murphy has been the portfolio manager for the Series since March 1999. Mr. Murphy has been employed by the Subadviser in various capacities since 1989.

New Jersey Series

    Scott Diamond co-managed the Series from 1997 until March 1999, when he became the Series' sole portfolio manager. Mr. Diamond has been employed by the Subadviser in various capacities since 1993.

North Carolina Series

    Scott Diamond has been the portfolio manager for the Series since March 1999. Mr. Diamond has been employed by the Subadviser in various capacities since 1993.

Ohio Series

    Scott Diamond has been the portfolio manager for the Series since March 1999. Mr. Diamond has been employed by the Subadviser in various capacities since 1993.

Pennsylvania Series

    James M. Murphy has been the portfolio manager for the Series since March 1999. Mr. Murphy has been employed by the Subadviser in various capacities since 1989.
                                *      *      *

    Listed below are the names of the Series and the dates of the Prospectuses to which this supplement relates.

Name of Series                  Prospectus Date
----------------------          ------------------
Florida Series                  November 2, 1998
New Jersey Series               November 2, 1998
North Carolina Series           November 2, 1998
Ohio Series                     November 2, 1998
Pennsylvania Series             November 2, 1998

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